UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2024

MacKenzie Realty Capital, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-55006
(Commission File Number)

Maryland	45-4355424
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

89 Davis Road, Suite 100
Orinda, California 94563
(Address of principal executive offices, including zip code)

(925) 631-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No 1 to the Current Report on Form 8-K (the “Original Filing”) that was originally filed with the Securities and Exchange Commission on August 27, 2024 is being filed in order to correct an error in the Item number used in the Original Filing (the information under Item 1.01 should have been reported under Item 8.01), and to make certain non-substantive conforming changes to the presentation of Item 3.02. All other information in the Original Filing remains the same and has not been changed.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Agreement (as defined in Item 8.01 below), the Company has issued in a private placement an aggregate amount of 133,000 shares of common stock to Maxim’s affiliate, approximately of 1% of the Company’s outstanding stock.  The private placement is exempt from registration under the Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D thereunder. The Company is relying, in part, upon representations of the Maxim that it is an accredited investor as defined in Regulation D under the Securities Act.  The common stock does not have any conversion rights.

Item 8.01 Other Events.

On August 26, 2024, MacKenzie Realty Capital, Inc. (OTCQX: MKZR; the “Company”) entered into a letter agreement (the “Agreement”) with Maxim Group LLC (“Maxim”) to provide general financial advisory and investment banking services to the Company.

The material features of Agreement are described below.

Investment Banking Services

The Company has retained Maxim as its financial advisor and investment banker to provide general financial advisory and investment banking services, which may include certain or all of the following services:

(a) assist management of the Company and advise the Company with respect to its strategic planning process and business plans including an analysis of markets, positioning, financial models, organizational structure, potential strategic alliances and capital requirements;

(b) advise the Company on matters relating to its capitalization;

(c) preparation of a valuation analysis involving all appropriate valuation approaches;

(d) assist management of the Company with the preparation of the Company’s marketing materials and investor presentations;

(e) assist the Company in broadening its shareholder base including non-deal road show activity;

(f) assist the Company with strategic introductions;

(g) work closely with the Company’s management team to develop a set of long and short-term goals with special focus on enhancing corporate and shareholder value.  This will include assisting the Company in determining key business actions, including assistance with strategic partnership discussions and review of financing requirements, intended to help enhance shareholder value and exposure to the investment community;

(h) advise the Company on potential financing alternatives, including facilitation and negotiation of any financial or structural aspects of such alternatives;

(i) facilitate the Company’s efforts with respect to corporate communications made by the Company to Non-Objecting Beneficial Owners;

(j)   make certain, key introductions to institutional investors that fit within the capital markets strategic framework;

(k) assist the Company with efforts to position itself for a potential uplisting to a U.S. exchange (Nasdaq, New York Stock Exchange) including the appropriate structure and exchange;

(l) assist in determining necessity and potential ratio of a reverse split;

(m) assist in optimizing the financing structure for an uplist including a potential rights offering, equity issuance or other mechanism; and

(n) provide such other financial advisory and investment banking services upon which the parties may mutually agree.

Compensation

The Company has agreed to compensate Maxim according to the terms of the Agreement, including the issuance of 1% of the Company’s common stock, subject to the lockup and divestiture terms in the Agreement.

The foregoing description of the Agreement is only a summary, does not purport to be complete.
 MacKenzie Realty Capital, Inc. (OTCQX: MKZR; “MacKenzie”) is announcing that it has retained Maxim Group LLC to provide general financial advisory and investment banking services to the Company in connection with, among other things, strategic planning, potential uplisting to a U.S. exchange (Nasdaq, NYSE), and potential rights offering, equity issuance or other mechanisms to enhance corporate and shareholder value. This strategic partnership is a significant step towards MacKenzie's goal of becoming listed on the Nasdaq Stock Market or NYSE, a move to the Company hopes will enhance the company's visibility and accelerate its growth trajectory. The timing of any up-list process will be dependent on a multitude of factors, including but not limited to overall market conditions.
Maxim Group is a full-service investment banking, securities and wealth management firm headquartered in New York. The Firm provides a full array of financial services including investment banking; private wealth management; and global institutional equity, fixed-income and derivatives sales & trading, equity research and prime brokerage services to a diverse range of corporate clients, institutional investors and high net worth individuals. Maxim Group is a registered broker-dealer with the U.S. Securities and Exchange Commission (SEC) and the Municipal Securities Rulemaking Board (MSRB), and is a member of the following: Financial Industry Regulatory Authority (FINRA); Securities Insurance Protection Corporation (SIPC); NASDAQ Stock Market and NYSE Arca, Inc. To learn more about Maxim Group, visit www.maximgrp.com.
U.S. investors can find current financial disclosures and Real-Time Level 2 quotes for the company on www.otcmarkets.com/stock/MKZR/quote.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations, or projections relating to items such as the timing of payment of dividends are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended June 30, 2023, as amended, and its other filings with the Securities and Exchange Commission. This release does not constitute an offer to purchase or sell Mackenzie securities; only the Offering Circular should be relied upon for any investment decision. No money or consideration is being solicited by the information in this letter or any other communication and, if sent, money will not be accepted and will be promptly returned. A potential investor’s indication of interest does not create a commitment to purchase the securities we are offering. Any such indication of interest may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given and all other requirements to accept an investment from a potential investor are met.  A copy of the Offering Circular may be obtained on the SEC’s website:
https://www.sec.gov/Archives/edgar/data/1550913/000155091323000037/offeringcircular111423.htm.
`
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued August 27, 2024 (Incorporated by reference from the Original Filing of this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: December 17, 2024	By:	/s/ Robert Dixon
Robert Dixon
President